UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2013

EXELIS INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35228	45-2083813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Boulevard, Suite 1700 McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

(703) 790-6300

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

On December 11, 2013, Exelis Inc. (the “Company”) issued a press release announcing that its Board of Directors had unanimously approved a plan to spin-off a new, independent, publicly-traded military and government services company. The transaction is expected to be completed in the summer of 2014, subject to customary regulatory approvals, final approval of the Company’s Board of Directors and other customary matters. This information is furnished pursuant to Item 7.01 Regulation FD Disclosure and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. A copy of the press release is furnished as Exhibit 99.1 to this report. A copy of investor presentation materials is furnished as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Exelis Inc. dated December 11, 2013

99.2	Investor presentation slides issued by Exelis Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIS INC.

Date: December 11, 2013	By:	/s/ Kathleen S. Stolar
Kathleen S. Stolar
Assistant Secretary

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